UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2022
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2022, the Federal Home Loan Bank of San Francisco (Bank) and Joseph Amato entered into an amendment to his employment agreement (Amendment No. 2) to mutually extend the term of his employment to March 31, 2024. As previously disclosed, Mr. Amato entered into an amendment to his employment agreement with the Bank dated July 7, 2021 (Amendment No. 1) which, among other things, extended his term until March 31, 2023 (Second Term) and provided an option to mutually elect to extend his term of employment following his Second Term for another year until March 31, 2024.

Under the terms of Amendment No. 2, in recognition of Mr. Amato’s extended service as the Bank’s Executive Vice President and Chief Financial Officer (CFO), Mr. Amato will be eligible for a fully discretionary special award of up to an amount equal to the actual foregone benefits under the Bank’s Supplemental Executive Retirement Plan and Cash Balance Plan (and related Benefit Equalization Plan) for the 2020 to 2024 plan years reduced by any payments made under the Second Special Award (as defined in Amendment No. 1) and further reduced by any benefits under the Bank’s Cash Balance Plan (and related Benefit Equalization Plan) that become fully vested.

In addition, Amendment No. 2 revises Mr. Amato’s employment agreement to preserve the entitlement to “Severance Payment” (as defined in Amendment No. 1) that would have otherwise been provided to him upon the expiration of his Second Term but for the extension of his term of employment to March 31, 2024. In this regard, Amendment No. 2 provides that if at any time during the mutual extension period (i.e., from April 1, 2023 to March 31, 2024), the Bank terminates Mr. Amato without “Cause” or he terminates his employment for any or no reason, he shall be entitled to receive the Severance Payment upon the date of termination.

The foregoing description of the amendments to Mr. Amato’s employment agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to his employment agreement, which is incorporated herein by reference as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

	10.1	Amendment No. 2 to Employment Agreement by and among the Federal Home Loan Bank of San Francisco and Joseph E. Amato, dated October 7, 2020, as amended.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: October 24, 2022	By:	/s/ Teresa Bryce Bazemore
Teresa Bryce Bazemore President and Chief Executive Officer